SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 28, 2001
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

     On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On September 28, 2001 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended August 31, 2001, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended August 31, 2001 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  October 16, 2001                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                 August 31,   February 28,
                                                    2001          2001
    ASSETS                                       ----------    ----------

    Current Assets:
    Cash                                         $    5,671    $    4,700
    Accounts Receivable, Net                             --        40,692
    Inventories                                      41,347       245,584
    Other Receivables                                18,963        18,710
    Prepaid Expenses                                  6,484        18,317
                                                  ---------     ---------
    Total Current Assets                             72,465       328,003
                                                  ---------     ---------

    Land and Buildings                               62,580       103,525
    Fixtures, Furniture and Vehicles                 36,004        99,925
    Leasehold Improvements                           29,292       151,898
    Construction in Progress                             66           434
                                                  ---------     ---------
    Total Property and Equipment                    127,942       355,782
    Accumulated Depreciation and Amortization        57,077       160,496
                                                  ---------     ---------
    Property and Equipment, Net                      70,865       195,286
                                                  ---------     ---------

    Other Assets                                    124,484       137,919
                                                  ---------     ---------
    TOTAL ASSETS                                 $  267,814    $  661,208
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $   10,225
    Accounts Payable                                  2,357        29,511
    Accrued Expenses                                 24,337        53,489
    Deferred Revenue                                  7,660        23,662
                                                  ---------     ---------
    Total Current Liabilities                        34,354       116,887
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --        15,000
    Liabilities Subject to Compromise               738,966       761,374

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,525       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (867,902)     (594,449)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (505,506)     (232,053)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  267,814    $  661,208
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                              One Month Ended  Six Months Ended
                                              August 31, 2001   August 31, 2001
                                              ---------------  ----------------

Sales                                              $ 27,721         $ 230,726
Costs of Sales                                       15,868           143,085
                                                    -------          --------
    Maintained Margin                                11,853            87,641

Finance Income                                           75               360
Insurance Income                                         17               140
Other Income                                          1,907            11,853
                                                    -------          --------
    Total Income                                     13,852            99,994

Store Salaries Expense                                3,223            34,402
Advertising Expense                                   2,235            24,000
Store Rent & Amortization Expense                     1,679            19,485
Store Selling, General & Administrative Expense       9,602            49,035
Corporate General & Administrative Expense            2,417            27,074
Distribution Expense                                  3,013            24,701
Interest Expense                                         49             2,631
                                                    -------          --------
    Total Operating Expense                          22,218           181,328

Operating Loss Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes        (8,366)          (81,334)

Reorganization Items:
  Store and Distribution Center Exit Costs            2,675          (167,582)
  Credit Operations Exit Costs                          287           (15,711)
  Asset Impairment                                   (6,138)           (6,138)
  Interest Income                                        --                 2
  Trustee Fees                                           --               (23)
  Professional Fees                                  (2,328)           (8,492)
                                                    -------          --------
     Total Reorganization Items                      (5,504)         (197,944)

Delivered Sales Adjustment                             (767)            6,050
                                                    -------          --------
Loss Before Income Taxes                            (14,637)         (273,228)
Income Taxes                                            226               226
                                                    -------          --------
Net Loss                                           $(14,863)        $(273,454)
                                                    =======          ========

Loss per Share                                     $  (0.22)        $   (4.50)

Diluted Shares                                       60,763            60,763

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                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                              One Month Ended  Six Months Ended
                                              August 31, 2001   August 31, 2001
                                              ---------------  ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                           $(14,863)        $(273,454)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                        685             8,576
   Reorganization items                               5,504           197,944
   Change in operating assets and liabilities:
       Accounts receivable                              416            25,062
       Other receivables                              5,916             4,716
       Inventories                                   (3,902)           96,033
       Prepaid expenses                                (426)            3,460
       Deferred revenue                               1,431           (13,158)
       Accounts payable                               1,962           (10,307)
       Accrued expenses                               2,471            (8,674)
                                                  ---------         ---------
Net cash provided by (used in)
  operating activities                                 (806)           30,198
                                                  ---------         ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                  (184)           (1,532)
  Disposals of property and equipment                    55             1,027
  Proceeds from dispositions of fixed
    assets - reorganization                              --            14,564
  Miscellaneous investments                          12,732            21,673
                                                  ---------         ---------
Net cash provided by investing activities            12,603            35,732
                                                  ---------         ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Payments of long-term debt                             --               (35)
  DIP proceeds (payments) - Revolving Facility         (261)          (10,225)
  DIP proceeds (payments) - Term Facility                --           (15,000)
  Restricted cash                                   (16,706)          (39,699)
                                                  ---------         ---------
Net cash used in financing activities               (16,967)          (64,959)
                                                  ---------         ---------
Net increase (decrease) in cash                      (5,170)              971
Cash at beginning of period                          10,841             4,700
                                                  ---------         ---------
Cash at end of period                            $    5,671        $    5,671
                                                  =========         =========
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